    THE UNIVERSAL INSTITUTIONAL FUND, INC. - CORE PLUS FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

                                                                  AMOUNT OF    % OF    % OF
                PURCHASE/          OFFERING        TOTAL            SHARES   OFFERING  FUNDS
   SECURITY       TRADE    SIZE OF PRICE OF      AMOUNT OF        PURCHASED PURCHASED  TOTAL
  PURCHASED       DATE    OFFERING  SHARES       OFFERING          BY FUND   BY FUND  ASSETS       BROKERS         PURCHASED FROM
-------------- ---------- -------- -------- -------------------- ---------- --------- ------ --------------------- --------------
 Freddie Mac     01/06/10    --    $ 99.974 $   4,000,000,000.00  3,500,000   0.70%    1.62%     Deutsche Bank     Deutsche Bank
  2.875% due                                                                                   Securities Inc.,
   2/9/2015                                                                                    Citigroup Global
                                                                                                 Markets Inc.,
                                                                                               Barclays Capital,
                                                                                             RBS Securities Inc.,
                                                                                             Morgan Stanley & Co.
                                                                                                 Incorporated,
                                                                                             Finacorp Securities

    Motiva       01/06/10    --    $ 99.804 $   1,000,000,000.00   175,000   0.01%    0.08% Credit Suisse, J.P.    Credit Suisse
 Enterprises                                                                                     Morgan, Citi,       Securities
  LLC 5.750%                                                                                     Calyon, RBS,         (USA) LLC
due 1/15/2020                                                                                   Mitsubishi UFJ
                                                                                             Securities, SunTrust
                                                                                               Robinson Humphrey

   Rabobank       01/8/10    --    $ 99.968 $   1,750,000,000.00    835,000   0.05%    0.39%       Rabonbank        Credit Suisse
 Nederland NV                                                                                 International, BNP     Securities
  4.750% due                                                                                   Paribas, Barclays     (USA) LLC
  1/15/2020                                                                                     Capital, Citi,
                                                                                             Credit Suisse, Daiwa
                                                                                                Securities SMBC
                                                                                                Europe, Goldman
                                                                                             Sachs International,
                                                                                             J.P. Morgan, Merrill
                                                                                             Lynch International,
                                                                                             Mizuho International
                                                                                             plc, Morgan Stanley,
                                                                                                    Nomura
                                                                                              International, UBS
                                                                                                Investment Bank

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
  CMS Energy     01/11/10    --    $ 99.436 $     300,000,000.00    240,000   0.08%    0.11%   J.P. Morgan, BNP      J.P. Morgan
 Corp. 6.250%                                                                                PARIBAS, RBS, wells
 due 2/1/2020                                                                                  Fargo Securities,
                                                                                                Scotia Capital,
                                                                                             Comerica Securities,
                                                                                               Goldman, Sachs &
                                                                                                 Co.,, KeyBanc
                                                                                               Capital Markets,
                                                                                                Mitsucishi UFJ
                                                                                               Securities, Fifth
                                                                                               Third Securities,
                                                                                              Inc., The Williams
                                                                                             Capital Group, L.P.

Simon         01/19/10    --    $ 99.621 $   1,250,000,000.00    110,000   0.01%    0.05%     Citi, Morgan      Barclays Capital,
Property                                                                                      Stanley, RBS,          Inc.
   Group LP                                                                                    Barclays Capital,
  5.650% due                                                                                 CALYON, RBC Capital
   2/1/2020                                                                                  Markets, Fifth Third
                                                                                               Securities, Inc.,
                                                                                                Scotia Capital,
                                                                                                Morgan Keegan &
                                                                                                Company, Inc.,
                                                                                               SunTrust Robinson
                                                                                                   Humphrey

Adobe Systems    01/25/10     --    $ 99.387 $     900,000,000.00    290,000   0.03%    0.13% BofA Merrill Lynch,       Banc of
 Inc. 4.750%                                                                                 Morgan Stanley, J.P.      America
due 2/1/2020                                                                                 Morgan, Wells Fargo
                                                                                               Securities, Citi,
                                                                                             BNP PARIBAS, Credit
                                                                                                 Suisse, Daiwa
                                                                                              Securities America
                                                                                             Inc., Mitsubishi UFJ
                                                                                                Securities, RBS

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
Nissan Master     01/27/10    --    $100.000 $     900,000,000.00    525,000   0.06%    0.24%   RBS, BofA Merrill   RBS Securities
 Owner Trust                                                                                    Lynch, Barclays
 0.23063% due                                                                                    Capital, BNP
  1/15/2015                                                                                     PARIBAS, Calyon
                                                                                               Securities, HSBC,
                                                                                                Mitsubishi UFJ
                                                                                             Securities, SOCIETE
                                                                                                   GENERALE

    Korea        02/03/10    --    $ 99.724 $     750,000,000.00    170,000   0.02     0.08%      BNP Paribas          Banc of
 Development                                                                                   Securities Corp.,       America
 Bank 4.375%                                                                                   Daewoo Securities
due 8/10/2015                                                                                   Co., Ltd., The
                                                                                                 Hongkong and
                                                                                               Shanghai Banking
                                                                                             Corporation Limited,
                                                                                                Merrill Lynch,
                                                                                               Pierce, Fenner &
                                                                                             Smith Incorporated,
                                                                                             Morgan Stanley & Co.
                                                                                               International plc

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
   Pacific       02/04/10    --    $ 99.303 $     450,000,000.00    210,000   0.04%    0.10% BofA Merrill Lynch,     UBS Warburg
   LifeCorp                                                                                    J.P. Morgan, UBS
  6.000% due                                                                                   Investment Bank,
  2/10/2020                                                                                   Barclays Capital,
                                                                                               BNP PARIBAS, BNY
                                                                                                Mellon Capital
                                                                                                 Markets, LLC,
                                                                                                 CALYON, Citi,
                                                                                                  Commerzbank
                                                                                                 Corporates &
                                                                                               Markets, Deutsche
                                                                                               Bank Securities,
                                                                                             HSBC, Mitsubishi UFJ
                                                                                                Securities, PNC
                                                                                             Capital Markets LLC,
                                                                                                 RBS, SOCIETE
                                                                                                 GENERALE, The
                                                                                               Williams Capital
                                                                                               Group, L.P., U.S.
                                                                                             Bancorp Investments,
                                                                                               Inc., Wells Fargo
                                                                                                  Securities,

     Life        02/11/10    --    $ 99.796 $     750,000,000.00    300,000   0.04%    0.14% BofA Merrill Lynch,      Banc of
 Technologies                                                                                  Goldman, Sachs &       America
 Corp. 6.000%                                                                                  Co., J.P. Morgan,
 due 3/1/2020                                                                                   DnB NOR, Mizuho
                                                                                                Securities USA,
                                                                                                Markets, Scotia
                                                                                             Capital BNP PARIBAS
                                                                                                 Inc., Morgan
                                                                                                 Stanley, RBS

  Nationwide    02/18/10     --    $ 99.765 $     800,000,000.00    900,000   0.11%    0.41%    Barclays Capital       Banc of
   Building                                                                                       Inc., Banc of        America
Society 6.250%                                                                                 America Securities
 due 2/25/2020                                                                                LLC, Morgan Stanley
                                                                                               & Co. Incorporated

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
Comcast Corp.    02/24/10    --    $ 99.899 $   1,400,000,000.00    255,000   0.02%    0.12%     Deutsche Bank       Greenwich
  5.150% due                                                                                      Securities,          Capital
   3/1/2020                                                                                     Mitsubishi UFJ
                                                                                             Securities, RBS, UBS
                                                                                               Investment Bank,
                                                                                             BofA Merrill Lynch,
                                                                                               Barclays Capital,
                                                                                              BNP PARIBAS, Citi,
                                                                                               Daiwa Securities
                                                                                                 America Inc.,
                                                                                               Goldman, Sachs &
                                                                                               Co., J.P.Morgan,
                                                                                                Morgan Stnaley,
                                                                                                  Wells Fargo
                                                                                                  Securities,
                                                                                                  Broadpoint.
                                                                                              Gleacher, SunTrust
                                                                                              Robinson Humphrey,
                                                                                             Lloyds TSB Corporate
                                                                                                Markets, Mizuho
                                                                                             Securities USA Inc.,
                                                                                                  US Bancorp
                                                                                              Investments, Inc.,
                                                                                              BNY Mellon Capital
                                                                                              Markets, LLC, Loop
                                                                                               Capital Markets,
                                                                                               LLC, The Williams
                                                                                             Capital Group, L.P.,
                                                                                             Blaylock Robert Van,
                                                                                               LLC, M.R. Beal &
                                                                                              Company, Ramirez &
                                                                                             Co., Inc., Guzman &
                                                                                                    Company

    Nomura       02/25/10    --    $ 99.791 $   1,500,000,000.00    155,000   0.01%    0.07%   Nomura Securities,      Nomura
Holdings Inc.                                                                                 BofA Merrill Lynch,    Securities
  6.700% due                                                                                  Citi, Deutsche Bank
   3/4/2020                                                                                     Securities, HSBC,
                                                                                                  J.P. Morgan,
                                                                                                 Mitsubishi UFJ
                                                                                                 Securities, UBS
                                                                                                Investment Bank,
                                                                                                   Wells Fargo
                                                                                                   Securities

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
  Municipal      03/05/10    --    $100.000 $   1,012,235,000.00    415,000   0.04%    0.19%    Goldman, Sachs &   Goldman Sachs
   Electric                                                                                   Co., Morgan Stanley,
 Authority of                                                                                 BMO Capital Markets,
    Georgia                                                                                    Citi, J.P. Morgan,
  6.655% due                                                                                    Barclays Capital,
   4/1/2057                                                                                   BofA Merrill Lynch,
                                                                                                 FirstSouthwest,
                                                                                                   Wells Fargo
                                                                                                   Securities

  Ameriprise     03/08/10    --    $ 99.761 $     750,000,000.00    120,000   0.01%    0.06%   Goldman, Sachs &     Goldman Sachs
  Financial                                                                                  Co., Credit Suisse,
 Inc. 5.300%                                                                                 Morgan Stanley, BofA
 due 3/15/20                                                                                 Merrill Lynch, HSBC,
                                                                                              J.P. Morgan, Wells
                                                                                               Fargo Securities

 The City of     03/19/10    --    $100.000 $     750,000,000.00    215,000   0.03%    0.10%   Siebert Brandford      Siebert
 New York                                                                                      Shank & Co., LLC,   Branford Shank
 5.968%                                                                                      BofA Merrill Lynch,
due 3/1/20236                                                                                 Citi, J.P. Morgan,
                                                                                                Morgan Stanley,
                                                                                               Barclays Capital,
                                                                                             M.R. Beal & Company,
                                                                                               Fidelity Capital
                                                                                               Markets, Goldman,
                                                                                                 Sachs & Co.,
                                                                                             Jefferies & Company,
                                                                                                 Loop Capital
                                                                                                 Markets, LLC,
                                                                                             Ramirez & Co., Inc.,
                                                                                                Rice Financial
                                                                                               Products Company,
                                                                                               Roosevelt & Cross
                                                                                                 Incorporated,
                                                                                             Soutwest Securities,
                                                                                             Inc., Wachovia Bank,
                                                                                                   National
                                                                                             Association, Cabrera
                                                                                               Capital Markets,
                                                                                                 LLC, Jackson
                                                                                              Securities, Janney
                                                                                               Montgomery Scott
                                                                                               LLC, Lebenthal &
                                                                                                 Co., LLC, MFR
                                                                                               Securities, Inc.,
                                                                                                Morgan Keegan &
                                                                                                Company, Inc.,
                                                                                                Raymond James &
                                                                                               Associates, Inc.,
                                                                                             RBC Capital Markets,
                                                                                                 TD Securities

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
   Vornado       03/23/10    --    $ 99.834 $     500,000,000.00    325,000   0.06%    0.15% BofA Merrill Lynch,   UBS Securities
 Realty Trust                                                                                 Citi, J.P. Morgan,
  4.250% due                                                                                 UBS Investment Bank,
   4/1/2015                                                                                      Deutsche Bank
                                                                                             Securities, Goldman,
                                                                                             Sachs & Co., Morgan
                                                                                             Stanley, RBS, Wells
                                                                                               Fargo Securities,
                                                                                              BNY Mellon Capital
                                                                                             Markets, LLC, Daiwa
                                                                                              Securities America
                                                                                               Ind., PNC Capital
                                                                                                Markets LLC,RBC
                                                                                               Capital Markets,
                                                                                                 U.S. Bancorp
                                                                                               Investments, Inc.

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
   Chicago       03/24/10    --    $100.000 $     550,000,000.00    255,000   0.04%    0.12%   Goldman, Sachs &     Goldman Sachs
   Transit                                                                                   Co., Cabrera Capital
  Authority                                                                                      Markets, LLC,
  6.200% due                                                                                 Blaylock Robert Van,
  12/1/2040                                                                                    LLC, BMO Capital
                                                                                                   Markets,
                                                                                               Duncan-Williams,
                                                                                               Inc., Jefferies &
                                                                                                 Company, J.P.
                                                                                             Morgan, Loop Capital
                                                                                             Markets, LLC, Melvin
                                                                                               & Company, Morgan
                                                                                               Stanley, Wachovia
                                                                                                Bank, National
                                                                                                  Association

 Duke Realty     03/25/10    --    $ 99.983 $     250,000,000.00    125,000   0.05%    0.06%    Morgan Stanley,      Wachovia
LP 6.750% due                                                                                     Wells Fargo       Securities
  3/15/2020                                                                                  Securities, Barclays
                                                                                                Capital, Credit
                                                                                                Suisse, Morgan
                                                                                               Keegan & Company,
                                                                                                 Inc., Scotia
                                                                                               Capital, SunTrust
                                                                                               Robinson Humphrey

     New         03/26/10    --    $100.000 $   1,100,000,000.00     70,000   0.00%    0.03% J.P. Morgan, Credit     JP Morgan
Communications                                                                               Suisse, BofA Merrill
   Holdings                                                                                     Lynch, Barclays
  8.50% due                                                                                     Capital, Citi,
  4/15/2020                                                                                      Deutsche Bank
                                                                                              Securities, Morgan
                                                                                                 Stanley, RBS

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
   Southern      04/13/10    --    $ 99.481 $     400,000,000.00     110,000   0.02%    0.05%    Credit Suisse,      Credit Suisse
 Copper Corp                                                                                 Goldman Sachs & Co,     Securities
  5.375% Due                                                                                 Morgan Stanley, BBVA
  4/16/2020                                                                                     Securities BofA
                                                                                                 Merrill Lynch

Biomed Realty    04/22/10    --    $ 98.977 $     250,000,000.00    215,000   0.08%    0.10%      Wells Fargo         Wachovia
Lp 6.125% due                                                                                 Securities, Credit     Securities
  4/15/2020                                                                                    Suisse, Deutsche
                                                                                               Bank Securities,
                                                                                                KeyBanc Capital
                                                                                                Markets, Morgan
                                                                                               Stanley, Raymond
                                                                                              James, RBC Capital
                                                                                               Markets, RBS, UBS
                                                                                             Investment Bank, US
                                                                                                    Bancorp

NBC Universal    04/27/10    --    $ 99.845 $   2,000,000,000.00    360,000   0.01%    0.17%   Goldman, Sachs &      JP Morgan
 Inc. 5.150%                                                                                   Co., J.P. Morgan,
due 4/30/2020                                                                                Morgan Stanley, BofA
                                                                                             Merrill Lynch, Citi,
                                                                                               Barclays Capital,
                                                                                             BNP Paribas, Credit
                                                                                               Suisse, Deutsche
                                                                                               Bank Securities,
                                                                                                Mitsubishi UFJ
                                                                                             Securities, RBS, UBS
                                                                                               Investment Bank,
                                                                                                Mitsubishi UFJ
                                                                                               Securities, Wells
                                                                                               Fargo Securities,
                                                                                             Blaylock Robert Van,
                                                                                                LLC, CastleOak
                                                                                               Securities, L.P.,
                                                                                                 Loop Capital
                                                                                                 Markets, LLC,
                                                                                             Ramirez &Co., Inc.,
                                                                                             The Williams Capital
                                                                                                  Group, L.P.

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
   Missouri      05/19/10    --    $100.000 $     822,500,000.00 $  325,000   0.04%    0.15%  Morgan Stanley, BMO    BMO Capital
    Higher                                                                                       Capital Markets      Markets
  Education
 Loan 1.3567%
Due 8/27/2029

   New York      05/19/10    --    $100.000 $     250,000,000.00    175,000   0.07%    0.08% BofA Merrill Lynch,   Merrill Lynch
     NY City                                                                                   Barclays Capital,
  Transition                                                                                 Citi, Goldman, Sachs
  5.267% Due                                                                                   & Co., JPMorgan,
   5/1/2027                                                                                     Morgan Stanley,
                                                                                                Cabrera Capital
                                                                                                Markets, Inc.,
                                                                                               Fidelity Capital
                                                                                               Markets, Jackson
                                                                                                  Securities,
                                                                                             Jefferies & Company,
                                                                                             Loop Capital Markets
                                                                                               LLC, M.R. Beal &
                                                                                              Company, Ramirez &
                                                                                                Co., Inc., Rice
                                                                                              Financial Products
                                                                                              Company, Roosevelt
                                                                                                   and Cross
                                                                                                 Incorporated,
                                                                                               Siebert Brandford
                                                                                               Shank & Co. LLC,
                                                                                               Wells Fargo Bank,
                                                                                                   National
                                                                                             Association, Morgan
                                                                                               Keegan & Company,
                                                                                             Inc., Oppenheimer &
                                                                                              Co., Inc., Raymond
                                                                                             James & Associates,
                                                                                               Inc., RBC Capital
                                                                                              Markets, Southwest
                                                                                               Securities, Inc.,
                                                                                               Stifel Nicolaus,
                                                                                               Stone & Youngberg

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
  Discovery      05/26/10    --    $ 99.675 $   1,300,000,000.00    310,000   0.02%    0.15%   Citi, J.P. Morgan,     JP Morgan
Communications                                                                                BofA Merrill Lynch,    Securities,
  LLC 5.050%                                                                                  Credit Suisse, RBS,       Inc.
 due 6/1/2020                                                                                   Barclays Capital,
                                                                                              BNP Paribas, Credit
                                                                                                  Agricole CIB,
                                                                                                Goldman, Sachs &
                                                                                              Co., Morgan Stanley,
                                                                                              RBC Capital Markets,
                                                                                                 Scotia Capital,
                                                                                                SunTrust Robinson
                                                                                                 Humphrey, Wells
                                                                                                Fargo Securities

 Altria Group     06/08/10    --    $ 99.574 $     800,000,000.00    335,000   0.04%    0.15%   Barclays Capital,      Barclays
 Inc. 4.125%                                                                                    Credit Suisse,      Capital, Inc.
due 9/11/2015                                                                                    Deutsche Bank
                                                                                                  Securities,
                                                                                                   CastleOak
                                                                                               Securities, L.P.,
                                                                                             Citi, Goldman Sachs
                                                                                                & Co., HSBC, JP
                                                                                                Morgan, Morgan
                                                                                                 Stanley, RBS,
                                                                                               Santander, Scotia
                                                                                                 Capital, The
                                                                                               Williams Capital
                                                                                                  Group, L.P.

Genzyme Corp.    06/14/10    --    $ 99.684 $     500,000,000.00    205,000   0.04%    0.10%    Credit Suisse,      Credit Suisse
  3.625% due                                                                                 Goldman Sachs & Co.,     Securities
  6/15/2015                                                                                  BofA Merrill Lynch,
                                                                                                 Citi, Morgan
                                                                                             Stanley, RBS, Wells
                                                                                               Fargo Securities

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
  Pall corp.     06/15/10    --    $ 99.465 $     375,000,000.00    200,000   0.05%    0.09%  BofA Merrill Lynch,      Banc of
  5.000% due                                                                                    J.P. Morgan, HSBC     America
  6/15/2020                                                                                     Securities (USA),    Securities
                                                                                                   Wells Fargo
                                                                                                Securities, Daiwa
                                                                                                 Capital Markets
                                                                                              America, Mitsubishi
                                                                                                 UFJ Securities
                                                                                                   (USA), ANZ
                                                                                                Securities, Banca
                                                                                                IMI, BNP Paribas,
                                                                                                Commerzbank, ING

  Prudential     06/16/10    --    $ 99.390 $     650,000,000.00     30,000   0.00%    0.01%  Citi, J.P. Morgan,      JP Morgan
  Financial                                                                                       Wells Fargo
 Inc. 5.375%                                                                                    Securities, BNY
due 6/21/2020                                                                                   Mellon Capital
                                                                                                 Markets, LLC,
                                                                                                Mitsubishi UFJ
                                                                                               Securities, Nikko
                                                                                               Bank (Luxembourg)
                                                                                                 S.A., Cabrera
                                                                                               Capital Markets,
                                                                                               LLC, Loop Capital
                                                                                               Markets, Siebert
                                                                                                Capital Markets

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

  HSBC Bank      06/21/10    --    $ 99.918 $   2,000,000,000.00    745,000   0.03%    0.35%    HSBC Securities         HSBC
 PLC. 3.500%                                                                                    (USA) Inc., ANZ      Securities
due 6/28/2015                                                                                  Securities, Inc.,
                                                                                               Banc IMI S.p.A.,
                                                                                               Bank of Montreal,
                                                                                             London Branch, CIBC
                                                                                             World Markets Corp.,
                                                                                             Comerica Securities,
                                                                                                 Inc., Credit
                                                                                             Agricole Securities
                                                                                                  (USA) Inc.,
                                                                                                Mitsubishi UFJ
                                                                                                  Securities
                                                                                              International plc,
                                                                                              National Australia
                                                                                                 Bank Limited,
                                                                                             Natixis Bleichroeder
                                                                                             Inc., RBS Securities
                                                                                             Inc., Scotia Capital
                                                                                               (USA) Inc., U.S.
                                                                                             Bancorp Investments,
                                                                                                     Inc.

   Digital       06/30/10    --    $ 99.697 $     375,000,000.00    605,000   0.16%    0.28%  Citi, BofA Merrill    Credit Suisse
 Realty Trust                                                                                    Lynch, Credit       Securities
LP 4.500% due                                                                                   Suisse, Morgan
  7/15/2015                                                                                    Stanley, Deutsche
                                                                                               Bank Securities,
                                                                                               J.P. Morgan, RBS